                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event report) February 17, 1998

                         REXX Environmental Corporation
--------------------------------------------------------------------------------

               (Exact Name of registrant as Specified in Charter)



          New York                                          0-5613                            13-2625545
--------------------------------------------------------------------------------------------------------------
(State or Other Jurisdication                            (Commission                         (IRS Employer
         of Incorporation)                                File Number)                     Identification No.)

     350 Park Avenue, New York, NY                          10022
--------------------------------------------------------------------------

(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code   212-750-7755

       Oak Hill Sportswear Corporation, 1411 Broadway, New York, NY 10018
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

         On February 17, 1998, at a Special Meeting of Shareholders, the registrant's shareholders approved a change of its corporate name from Oak Hill Sportswear Corporation to REXX Environmental Corporation. The name change was effected on February 18, 1998, by the filing of a certificate of amendment to the certificate of incorporation of the registrant on that date. The Nasdaq trading symbol for the Company's common stock was changed from OHSC to REXX on February 19, 1998.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             REXX Environmental Corporation
                                                     (Registrant)

Date    February 24, 1998                    By /s/  Michael A. Asch
                                               -----------------------------
                                                 Michael A. Asch, President